                                                                   EXHIBIT 20.23


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B


                         MONTHLY SERVICER'S CERTIFICATE




Accounting Date:                                       February 29, 2000
                                            -----------------------------
Determination Date:                                        March 7, 2000
                                            -----------------------------
Distribution Date:                                        March 15, 2000
                                            -----------------------------
Monthly Period Ending:                                 February 29, 2000
                                            -----------------------------


This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1997, among Arcadia Automobile Receivables Trust, 1997-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I. Collection Account Summary

   Available Funds:
             Payments Received                                                      $11,922,541.35
             Liquidation Proceeds (excluding Purchase Amounts)                       $1,114,624.79
             Current Monthly Advances                                                   179,685.26
             Amount of withdrawal, if any, from the Spread Account                       $6,966.49
             Monthly Advance Recoveries                                                (267,188.10)
             Purchase Amounts-Warranty and Administrative Receivables                        $0.00
             Purchase Amounts - Liquidated Receivables                                       $0.00
             Income from investment of funds in Trust Accounts                          $50,674.34
                                                                              ---------------------
   Total Available Funds                                                                                      $13,007,304.13
                                                                                                          ===================

   Amounts Payable on Distribution Date:
             Reimbursement of Monthly Advances                                               $0.00
             Backup Servicer Fee                                                             $0.00
             Basic Servicing Fee                                                       $219,646.55
             Trustee and other fees                                                          $0.00
             Class A-1 Interest Distributable Amount                                         $0.00
             Class A-2 Interest Distributable Amount                                         $0.00
             Class A-3 Interest Distributable Amount                                         $0.00
             Class A-4 Interest Distributable Amount                                   $544,785.91
             Class A-5 Interest Distributable Amount                                   $910,083.33
             Noteholders' Principal Distributable Amount                            $11,332,788.34
             Amounts owing and not paid to Security Insurer under
                  Insurance Agreement                                                        $0.00
             Supplemental Servicing Fees (not otherwise paid to Servicer)                    $0.00
             Spread Account Deposit                                                          $0.00
                                                                              ---------------------
   Total Amounts Payable on Distribution Date                                                                 $13,007,304.13
                                                                                                          ===================



                                Page 1 (1997-B)

II.  Available Funds

     Collected Funds (see V)
                     Payments Received                                                       $11,922,541.35
                     Liquidation Proceeds (excluding Purchase Amounts)                        $1,114,624.79        $13,037,166.14
                                                                                           -----------------

     Purchase Amounts                                                                                                       $0.00

     Monthly Advances
                     Monthly Advances - current Monthly Period (net)                            ($87,502.84)
                     Monthly Advances - Outstanding Monthly Advances
                        not otherwise reimbursed to the Servicer                                      $0.00           ($87,502.84)
                                                                                           -----------------

     Income from investment of funds in Trust Accounts                                                                 $50,674.34
                                                                                                                  ----------------

     Available Funds                                                                                               $13,000,337.64
                                                                                                                  ================

III. Amounts Payable on Distribution Date

       (i)(a)   Taxes due and unpaid with respect to the Trust
                (not otherwise paid by OFL or the Servicer)                                                                 $0.00

       (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                to Servicer and to be reimbursed on the Distribution Date)                                                  $0.00

       (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                             $0.00

       (ii)     Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                  Owner Trustee                                                                       $0.00
                  Administrator                                                                       $0.00
                  Indenture Trustee                                                                   $0.00
                  Indenture Collateral Agent                                                          $0.00
                  Lockbox Bank                                                                        $0.00
                  Custodian                                                                           $0.00
                  Backup Servicer                                                                     $0.00
                  Collateral Agent                                                                    $0.00                 $0.00
                                                                                           -----------------

       (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                                                  $219,646.55

       (iii)(b) Supplemental Servicing Fees (not otherwise paid to Servicer)                                                $0.00

       (iii)(c) Servicer reimbursements for mistaken deposits or postings of checks
                returned for insufficient funds (not otherwise reimbursed to Servicer)                                      $0.00

       (iv)     Class A-1 Interest Distributable Amount                                                                     $0.00
                Class A-2 Interest Distributable Amount                                                                     $0.00
                Class A-3 Interest Distributable Amount                                                                     $0.00
                Class A-4 Interest Distributable Amount                                                               $544,785.91
                Class A-5 Interest Distributable Amount                                                               $910,083.33

       (v)      Noteholders' Principal Distributable Amount
                  Payable to Class A-1 Noteholders                                                                          $0.00
                  Payable to Class A-2 Noteholders                                                                 $11,332,788.34
                  Payable to Class A-3 Noteholders                                                                          $0.00
                  Payable to Class A-4 Noteholders                                                                          $0.00
                  Payable to Class A-5 Noteholders                                                                          $0.00

       (vii)    Unpaid principal balance of the Class A-1 Notes
                after deposit to the Note Distribution Account of
                any funds in the Spread Account Class A-1 Holdback Subaccount
                (applies only on the Class A-1 Final Scheduled Distribution Date)                                           $0.00

       (ix)     Amounts owing and not paid to Security Insurer under Insurance Agreement                                    $0.00
                                                                                                                  ----------------

                Total amounts payable on Distribution Date                                                         $13,007,304.13
                                                                                                                  ================


                                Page 2 (1997-B)

IV. Calculation of Credit Enhancement Fee ("Spread Account Deposit");
    withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
    Account Shortfall and Class A-1 Maturity Shortfall

    Spread Account deposit:

           Amount of excess, if any, of Available Funds
           over total amounts payable (or amount of such
           excess up to the Spread Account Maximum Amount)                                                         $0.00

    Reserve Account Withdrawal on any Determination Date:

           Amount of excess, if any, of total amounts payable over Available Funds
           (excluding amounts payable under item (vii) of Section III)                                             $0.00

           Amount available for withdrawal from the Reserve
           Account (excluding the Spread Account Class A-1
           Holdback Subaccount), equal to the difference
           between the amount on deposit in the Reserve Account
           and the Requisite Reserve Amount (amount on deposit
           in the Reserve Account calculated taking into
           account any withdrawals from or deposits to the
           Reserve Account in respect of transfers of Subsequent
           Receivables)                                                                                            $0.00

           (The amount of excess of the total amounts payable
           (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Spread Account
           Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
           Account, and deposited in the Collection
           Account.)

           Amount of withdrawal, if any, from the Reserve Account                                                  $0.00

    Reserve Account Withdrawal on Determination Date for Class A-1 Final
    Scheduled Distribution Date:

           Amount by which (a) the remaining principal balance of the Class A-1
           Notes exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III $0.00

           Amount available in the Spread Account Class A-1 Holdback Subaccount                                    $0.00

           (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Spread Account
           Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Spread Account Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

           Amount of withdrawal, if any, from the Spread Account Class A-1
           Holdback Subaccount                                                                                     $0.00

    Deficiency Claim Amount:

           Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Spread Account
           Class A-1 Holdback Subaccount and Available Funds                                                       $0.00

           (on the Class A-1 Final Scheduled Distribution
           Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
           (v) and (vii) of Section III and pursuant to a withdrawal from the Spread Account Class A-1
           Holdback Subaccount)

    Pre-Funding Account Shortfall:

           Amount of excess, if any, on the Distribution Date
           on or immediately following the end of the Funding
           Period, of (a) the sum of the Class A-1 Prepayment
           Amount, the Class A-2 Prepayment Amount, the Class
           A-3 Prepayment Amount, the Class A-4 Prepayment
           Amount, and the Class A-5 Prepayment Amount, over
           (b) the amount on deposit in the Pre-Funding Account                                                    $0.00

    Class A-1 Maturity Shortfall:

           Amount of excess, if any, on the Class A-1 Final
           Scheduled Distribution Date, of (a) the unpaid
           principal balance of the Class A-1 Notes over (b)
           the sum of the amounts deposited in the Note
           Distribution Account under item (v) and (vii) of
           Section III or pursuant to a withdrawal from the
           Spread Account Class A-1 Holdback Subaccount.                                                           $0.00

    (In the event a Deficiency Claim Amount, Pre-Funding Account
    Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
    Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
    Shortfall or the Class A-1 Maturity Shortfall.)

                                Page 3 (1997-B)

 V.  Collected Funds

     Payments Received:
            Supplemental Servicing Fees                                                          $0.00
            Amount allocable to interest                                                 $3,226,363.77
            Amount allocable to principal                                                $8,696,177.58
            Amount allocable to Insurance Add-On Amounts                                         $0.00
            Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                              $0.00
                                                                                        ---------------

     Total Payments Received                                                                                    $11,922,541.35

     Liquidation Proceeds:
            Gross amount realized with respect to Liquidated Receivables                 $1,136,748.97

            Less: (i) reasonable expenses incurred by Servicer
               in connection with the collection of such Liquidated
               Receivables and the repossession and disposition
               of the related Financed Vehicles and (ii) amounts
               required to be refunded to Obligors on such Liquidated Receivables          ($22,124.18)
                                                                                        ---------------

     Net Liquidation Proceeds                                                                                    $1,114,624.79

     Allocation of Liquidation Proceeds:
            Supplemental Servicing Fees                                                          $0.00
            Amount allocable to interest                                                         $0.00
            Amount allocable to principal                                                        $0.00
            Amount allocable to Insurance Add-On Amounts                                         $0.00
            Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                              $0.00                   $0.00
                                                                                        ---------------       -----------------

     Total Collected Funds                                                                                      $13,037,166.14
                                                                                                              =================

VI.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                                             $0.00
            Amount allocable to interest                                                         $0.00
            Amount allocable to principal                                                        $0.00
            Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                              $0.00

     Purchase Amounts - Administrative Receivables                                                                       $0.00
            Amount allocable to interest                                                         $0.00
            Amount allocable to principal                                                        $0.00
            Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                              $0.00
                                                                                        ---------------

     Total Purchase Amounts                                                                                              $0.00
                                                                                                              =================

VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                                  $534,703.72

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
            Payments received from Obligors                                               ($267,188.10)
            Liquidation Proceeds                                                                 $0.00
            Purchase Amounts - Warranty Receivables                                              $0.00
            Purchase Amounts - Administrative Receivables                                        $0.00
                                                                                        ---------------

     Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                   ($267,188.10)

     Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                                  ($267,188.10)

     Remaining Outstanding Monthly Advances                                                                        $267,515.62

     Monthly Advances - current Monthly Period                                                                     $179,685.26
                                                                                                              -----------------

     Outstanding Monthly Advances - immediately following the Distribution Date                                    $447,200.88
                                                                                                              =================


                                Page 4 (1997-B)

VIII. Calculation of Interest and Principal Payments

      A. Calculation of Principal Distribution Amount

           Payments received allocable to principal                                                                 $8,696,177.58
           Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                             $2,636,610.76
           Purchase Amounts - Warranty Receivables allocable to principal                                                   $0.00
           Purchase Amounts - Administrative Receivables allocable to principal                                             $0.00
           Amounts withdrawn from the Pre-Funding Account                                                                   $0.00
           Cram Down Losses                                                                                                 $0.00
                                                                                                                 -----------------

           Principal Distribution Amount                                                                           $11,332,788.34
                                                                                                                 =================

      B. Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)                      $0.00

           Multiplied by the Class A-1 Interest Rate                                                5.743%

           Multiplied by actual days in the period or in the case of the
             first Distribution Date, by 26/360                                                0.08611111                   $0.00
                                                                                         -----------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           $0.00
                                                                                                                 -----------------

           Class A-1 Interest Distributable Amount                                                                          $0.00
                                                                                                                 =================

      C. Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)                      $0.00

           Multiplied by the Class A-2 Interest Rate                                                6.100%

           Multiplied by 1/12 or, in the case of the first Distribution Date,
              by 26/360                                                                        0.08333333                   $0.00
                                                                                         -----------------

           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           $0.00
                                                                                                                 -----------------

           Class A-2 Interest Distributable Amount                                                                          $0.00
                                                                                                                 =================

      D. Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)                      $0.00

           Multiplied by the Class A-3 Interest Rate                                                6.300%

           Multiplied by 1/12 or, in the case of the first Distribution Date,
              by 26/360                                                                        0.08333333                   $0.00
                                                                                         -----------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                           $0.00
                                                                                                                 -----------------

           Class A-3 Interest Distributable Amount                                                                          $0.00
                                                                                                                 =================

      E. Calculation of Class A-4 Interest Distributable Amount

           Class A-4 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-4 Noteholders on such Distribution Date)            $100,575,860.16

           Multiplied by the Class A-4 Interest Rate                                                6.500%

           Multiplied by 1/12 or, in the case of the first Distribution Date,
              by 26/360                                                                        0.08333333             $544,785.91
                                                                                         -----------------

           Plus any unpaid Class A-4 Interest Carryover Shortfall                                                           $0.00
                                                                                                                 -----------------

           Class A-4 Interest Distributable Amount                                                                    $544,785.91
                                                                                                                 =================



                                Page 5 (1997-B)

F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)                $163,000,000.00

       Multiplied by the Class A-5 Interest Rate                                                    6.700%

       Multiplied by 1/12 or, in the case of the first Distribution Date, by 26/360            0.08333333             $910,083.33
                                                                                        ------------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                               $0.00
                                                                                                                 -----------------

       Class A-5 Interest Distributable Amount                                                                        $910,083.33
                                                                                                                 =================


G.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                      $0.00
       Class A-2 Interest Distributable Amount                                                      $0.00
       Class A-3 Interest Distributable Amount                                                      $0.00
       Class A-4 Interest Distributable Amount                                                $544,785.91
       Class A-5 Interest Distributable Amount                                                $910,083.33

       Noteholders' Interest Distributable Amount                                                                   $1,454,869.24
                                                                                                                 =================

H.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                       $11,332,788.34

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
          Amount, the initial principal balance of the Class A-2 Notes over the
          Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding
          Distribution Date minus that portion of the Principal Distribution
          Amount applied to retire the Class A-1 Notes and (iii) for each
          Distribution Date thereafter, outstanding principal balance of the
          Class A-2 Notes on the Determination Date over the Aggregate
          Principal Balance (plus any funds remaining on deposit in the
          Pre-Funding Account) as of the Accounting Date for the preceding
          Distribution Date)                                                                       100.00%         $11,332,788.34
                                                                                        ------------------

       Unpaid Noteholders' Principal Carryover Shortfall                                                                    $0.00
                                                                                                                 -----------------

       Noteholders' Principal Distributable Amount                                                                 $11,332,788.34
                                                                                                                 =================

I.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to
       Class A-1 Notes (equal to entire Noteholders' Principal Distributable
       Amount until the principal balance of the Class A-1 Notes is reduced to
       zero)                                                                                                                $0.00
                                                                                                                 =================

       Amount of Noteholders' Principal Distributable Amount payable to
       Class A-2 Notes (no portion of the Noteholders' Principal
       Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
       thereafter, equal to the entire Noteholders' Principal
       Distributable Amount)                                                                                       $11,332,788.34
                                                                                                                 =================


                                Page 6 (1997-B)

IX. Pre-Funding Account

    A.  Withdrawals from Pre-Funding Account:

    Amount on deposit in the Pre-Funding Account as of the preceding
       Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                            $0.00

                                                                                                                    --------------
                                                                                                                            $0.00
                                                                                                                    ==============

    Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
       Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
       Principal Balance of Subsequent Receivables transferred to the
       Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
       of Subsequent Receivables over (ii) $0))                                                                             $0.00

    Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
       Account has been reduced to $100,000 or less as of the
       Distribution Date (see B below)                                                                                      $0.00
                                                                                                                    --------------

    Amount remaining on deposit in the Pre-Funding Account after
       Distribution Date
                                                                                                      $0.00
                                                                                             ---------------
                                                                                                                            $0.00
                                                                                                                    ==============

    B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

    Amount withdrawn from the Pre-Funding Account as a result of the
       Pre-Funded Amount not being reduced to zero on the Distribution
       Date on or immediately preceding the end of the Funding Period
       (August 1997 Distribution Date) or the Pre-Funded Amount being
       reduced to $100,000 or less on any Distribution Date                                                                 $0.00

    Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
       Distribution Date)                                                                                                   $0.00

    C.  Prepayment Premiums:

    Class A-1 Prepayment Premium                                                                                            $0.00
    Class A-2 Prepayment Premium                                                                                            $0.00
    Class A-3 Prepayment Premium                                                                                            $0.00
    Class A-4 Prepayment Premium                                                                                            $0.00
    Class A-5 Prepayment Premium                                                                                            $0.00


                                Page 7 (1997-B)

 X.  Reserve Account

     Requisite Reserve Amount:

     Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
        Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

           Product of (x) 6.31% (weighted average interest of Class A-1 Interest Rate,
           Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
           Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance) divided by 360, (y) $0 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the August
           1997 Distribution Date))                                                                                    $0.00

           Less the product of (x) 2.5% divided by 360, (y) $0 (the Pre-Funded
           Amount on such Distribution Date) and (z) 0 (the number of days
           until the August 1997 Distribution Date)                                                                    $0.00
                                                                                                      -----------------------


     Requisite Reserve Amount                                                                                          $0.00
                                                                                                      =======================

     Amount on deposit in the Reserve Account (other than the Class A-1
        Holdback Subaccount) as of the preceding Distribution Date or, in
        the case of the first Distribution Date, as of the Closing Date                                                $0.00

     Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account
        Class A-1 Holdback Subaccount) (which excess is to be deposited by the
        Indenture Trustee in the Reserve Account from amounts withdrawn
        from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                $0.00

     Less: the excess, if any, of the amount on deposit in the Reserve
        Account (other than the Spread Account Class A-1 Holdback Subaccount)
        over the Requisite Reserve Amount (and amount withdrawn from the Reserve
        Account to cover the excess, if any, of total amounts payable over
        Available Funds, which excess is to be transferred by the
        Indenture Trustee from amounts withdrawn from the Pre-Funding
        Account in respect of transfers of Subsequent Receivables)                                                     $0.00

     Less: withdrawals from the Reserve Account (other than the Spread Account
        Class A-1 Holdback Subaccount) to cover the excess, if any, of total
        amount payable over Available Funds (see IV above)                                                             $0.00
                                                                                                      -----------------------

     Amount remaining on deposit in the Reserve Account (other than the Spread
        Account Class A-1 Holdback Subaccount) after the Distribution Date                                             $0.00
                                                                                                      =======================

XI.  Spread Account Class A-1 Holdback Subaccount:

     Class A-1 Holdback Amount:

     Class A-1 Holdback Amount as of preceding Distribution Date or the
        Closing Date, as applicable,                                                                                   $0.00

     Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to
        2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
        (the Original Pool Balance after giving effect to the transfer of
        Subsequent Receivables on the Distribution Date or on a Subsequent
        Transfer Date preceding the Distribution Date))                                                                $0.00

     Less withdrawal, if any, of amount from the Spread Account Class A-1 Holdback
        Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                              $0.00

     Less withdrawal, if any, of amount remaining in the Class A-1
        Holdback Subaccount on the Spread Account Class A-1 Final Scheduled Maturity
        Date after giving effect to any payment out of the Spread Account Class A-1
        Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
        withdrawal to be released by the Indenture Trustee)                                                            $0.00
                                                                                                      -----------------------

     Spread Account Class A-1 Holdback Subaccount immediately following the
        Distribution Date                                                                                              $0.00
                                                                                                      =======================


                                Page 8 (1997-B)

 XII. Calculation of Servicing Fees

      Aggregate Principal Balance as of the first
      day of the Monthly Period                                $263,575,860.16
      Multiplied by Basic Servicing Fee Rate                              1.00%
      Divided by Months per year                                     0.0833333
                                                             ------------------

      Basic Servicing Fee                                                               $219,646.55

      Less: Backup Servicer Fees (annual rate of 1 bp)                                        $0.00

      Supplemental Servicing Fees                                                             $0.00
                                                                                      --------------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                           $219,646.55
                                                                                                         =================

XIII. Information for Preparation of Statements to Noteholders

        a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                 Class A-1 Notes                                                                                    $0.00
                 Class A-2 Notes                                                                                    $0.00
                 Class A-3 Notes                                                                                    $0.00
                 Class A-4 Notes                                                                          $100,575,860.16
                 Class A-5 Notes                                                                          $163,000,000.00

        b.  Amount distributed to Noteholders allocable to principal
                 Class A-1 Notes                                                                                    $0.00
                 Class A-2 Notes                                                                                    $0.00
                 Class A-3 Notes                                                                                    $0.00
                 Class A-4 Notes                                                                           $11,332,788.34
                 Class A-5 Notes                                                                                    $0.00

        c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                 Class A-1 Notes                                                                                    $0.00
                 Class A-2 Notes                                                                                    $0.00
                 Class A-3 Notes                                                                                    $0.00
                 Class A-4 Notes                                                                           $89,243,071.82
                 Class A-5 Notes                                                                          $163,000,000.00

        d.  Interest distributed to Noteholders
                 Class A-1 Notes                                                                                    $0.00
                 Class A-2 Notes                                                                                    $0.00
                 Class A-3 Notes                                                                                    $0.00
                 Class A-4 Notes                                                                              $544,785.91
                 Class A-5 Notes                                                                              $910,083.33

        e.  1. Class A-1 Interest Carryover Shortfall, if any (and change in
               amount from preceding statement)                                                                     $0.00
            2. Class A-2 Interest Carryover Shortfall, if any (and change in
               amount from preceding statement)                                                                     $0.00
            3. Class A-3 Interest Carryover Shortfall, if any (and change in
               amount from preceding statement)                                                                     $0.00
            4. Class A-4 Interest Carryover Shortfall, if any (and change in
               amount from preceding statement)                                                                     $0.00
            5. Class A-5 Interest Carryover Shortfall, if any (and change in
               amount from preceding statement)                                                                     $0.00

        f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
            1. Reserve Account                                                                $0.00
            2. Spread Account Class A-1 Holdback Subaccount                                   $0.00
            3. Claim on the Note Policy                                                       $0.00

        g.  Remaining Pre-Funded Amount                                                                             $0.00

        h.  Remaining Reserve Amount                                                                                $0.00

        i.  Amount on deposit on Spread Account Class A-1 Holdback Subaccount                                       $0.00

        j.  Prepayment amounts
                 Class A-1 Prepayment Amount                                                                        $0.00
                 Class A-2 Prepayment Amount                                                                        $0.00
                 Class A-3 Prepayment Amount                                                                        $0.00
                 Class A-4 Prepayment Amount                                                                        $0.00
                 Class A-5 Prepayment Amount                                                                        $0.00

        k.   Prepayment Premiums
                 Class A-1 Prepayment Premium                                                                       $0.00
                 Class A-2 Prepayment Premium                                                                       $0.00
                 Class A-3 Prepayment Premium                                                                       $0.00
                 Class A-4 Prepayment Premium                                                                       $0.00
                 Class A-5 Prepayment Premium                                                                       $0.00

        l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
               paid by the Trustee on behalf of the Trust                                                     $219,646.55

        m.  Note Pool Factors (after giving effect to distributions on the
               Distribution Date)
                 Class A-1 Notes                                                                               0.00000000
                 Class A-2 Notes                                                                               0.00000000
                 Class A-3 Notes                                                                               0.00000000
                 Class A-4 Notes                                                                               0.59495381
                 Class A-5 Notes                                                                               1.00000000



                                Page 9 (1997-B)

 XVI. Pool Balance and Aggregate Principal Balance

              Original Pool Balance at beginning of Monthly Period                                        $774,999,996.59
              Subsequent Receivables                                                                                $0.00
                                                                                                  ------------------------
              Original Pool Balance at end of Monthly Period                                              $774,999,996.59
                                                                                                  ========================

              Aggregate Principal Balance as of preceding Accounting Date                                  263,575,860.16
              Aggregate Principal Balance as of current Accounting Date                                   $252,243,071.82


      Monthly Period Liquidated Receivables                            Monthly Period Administrative Receivables

                              Loan #              Amount                         Loan #                            Amount
                              ------              ------                         ------                            ------
                see attached listing                2,636,610.76              see attached listing                      -
                                                           $0.00                                                    $0.00
                                                           $0.00                                                    $0.00
                                                          ------                                                    -----
                                                   $2,636,610.76                                                    $0.00
                                                  ==============                                                    =====

XVIII. Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all
        Receivables delinquent more than 30 days with respect to all or
        any portion of a Scheduled Payment as of the Accounting Date               16,795,655.95

      Aggregate Principal Balance as of the Accounting Date                      $252,243,071.82
                                                                              -------------------

      Delinquency Ratio                                                                                        6.65852022%
                                                                                                               ===========



      IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                  ARCADIA  FINANCIAL  LTD.

                                  By:
                                             ---------------------------------

                                  Name:     Scott R. Fjellman
                                            ---------------------------------
                                  Title:    Vice President / Securitization
                                            ---------------------------------




                                Page 10 (1997-B)

                 ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - B

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING FEBRUARY 29, 2000


I. ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION           $775,000,000.00

                           AGE OF POOL (IN MONTHS)                         33

II.  Delinquency Ratio

     Sum of Principal Balances (as of the Accounting Date)
        of all Receivables delinquent more than 30 days
        with respect to all or any portion of a
        Scheduled Payment as of the Accounting Date                                 $16,795,655.95

     Aggregate Principal Balance as of the Accounting Date                         $252,243,071.82
                                                                                  -----------------

     Delinquency Ratio                                                                                                6.65852022%
                                                                                                             =====================


III. Average Delinquency Ratio

     Delinquency ratio - current Determination Date                                     6.65852022%

     Delinquency ratio - preceding Determination Date                                   7.62860731%

     Delinquency ratio - second preceding Determination Date                            7.91402484%
                                                                                  -----------------


     Average Delinquency Ratio                                                                                        7.40038412%
                                                                                                             =====================


IV.  Default Rate

     Cumulative balance of defaults as of the preceding Accounting Date                                          $120,253,848.99

          Add:  Sum of Principal Balances (as of the Accounting
                Date) of Receivables that became Liquidated
                Receivables during the Monthly Period or that
                became Purchased Receivables during Monthly
                Period (if delinquent more than 30 days with
                respect to any portion of a Scheduled
                Payment at time of purchase)                                                                       $2,636,610.76
                                                                                                             --------------------

     Cumulative balance of defaults as of the current Accounting Date                                            $122,890,459.75

                Sum of Principal Balances (as of the Accounting Date)
                  of 90+ day delinquencies                                            5,394,790.90

                  Percentage of 90+ day delinquencies applied to defaults                   100.00%                $5,394,790.90
                                                                                  -----------------          --------------------

     Cumulative balance of defaults and 90+ day delinquencies as of the
      current Accounting Date                                                                                    $128,285,250.65
                                                                                                             ====================




 V.  Cumulative Default Rate as a % of Original Principal Balance

     Cumulative Default Rate - current Determination Date                               16.5529356%

     Cumulative Default Rate - preceding Determination Date                             16.2750787%

     Cumulative Default Rate - second preceding Determination Date                      15.9509954%


                                Page 1 (1997-B)

 VI.  Net Loss Rate

      Cumulative net losses as of the preceding Accounting Date                                                     $58,690,465.68

           Add:  Aggregate of Principal Balances as of the
                   Accounting Date (plus accrued and unpaid
                   interest thereon to the end of the Monthly
                   Period) of all Receivables that became
                   Liquidated Receivables or that became Purchased
                   Receivables and that were delinquent more than
                   30 days with respect to any portion of a
                   Scheduled Payment as of the Accounting Date                                   $2,636,610.76
                                                                                             -----------------

                Liquidation Proceeds received by the Trust                                      ($1,114,624.79)      $1,521,985.97
                                                                                             -----------------     ----------------

      Cumulative net losses as of the current Accounting Date                                                       $60,212,451.65

                Sum of Principal Balances (as of the Accounting Date)
                   of 90+ day delinquencies                                                      $5,394,790.90

                     Percentage of 90+ day delinquencies applied to losses                               40.00%      $2,157,916.36
                                                                                             -----------------     ----------------

      Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                             $62,370,368.01
                                                                                                                   ================




 VII. Cumulative Net Loss Rate as a % of Original Principal Balance

      Cumulative Net Loss Rate - current Determination Date                                                              8.0477894%

      Cumulative Net Loss Rate - preceding Determination Date                                                            7.8763445%

      Cumulative Net Loss Rate - second preceding Determination Date                                                     7.6635341%

VIII. Classic/Premier Loan Detail
                                                                  Classic                Premier                     Total
                                                                  -------                 ------                     -----
      Aggregate Loan Balance, Beginning                        145,211,220.58        $118,364,639.58            $263,575,860.16
        Subsequent deliveries of Receivables                             0.00                   0.00                       0.00
        Prepayments                                             (1,394,501.30)         (1,405,560.11)             (2,800,061.41)
        Normal loan payments                                    (3,255,828.99)         (2,640,287.18)             (5,896,116.17)
        Defaulted Receivables                                   (1,679,666.91)           (956,943.85)             (2,636,610.76)
        Administrative and Warranty Receivables                          0.00                   0.00                       0.00
                                                           -------------------     ------------------        -------------------
      Aggregate Loan Balance, Ending                          $138,881,223.38        $113,361,848.44            $252,243,071.82
                                                           ===================     ==================        ===================

      Delinquencies                                             11,221,137.19           5,574,518.76             $16,795,655.95
      Recoveries                                                  $680,102.76            $434,522.03              $1,114,624.79
      Net Losses                                                   999,564.15             522,421.82              $1,521,985.97

VIII. Other  Information  Provided  to  FSA

             A.   Credit Enhancement Fee information:

                  Aggregate Principal Balance as of the Accounting Date                 $252,243,071.82
                  Multiplied by:  Credit Enhancement Fee  (25 bp's) * (30/360)                   0.0208%
                                                                                   ---------------------
                       Amount due for current period                                                                 $52,550.64
                                                                                                              ==================


             B.   Dollar amount of loans that prepaid during the Monthly Period                                   $2,800,061.41
                                                                                                              ==================

                  Percentage of loans that prepaid during the Monthly Period                                         1.11006474%
                                                                                                              ==================


                                Page 2 (1997-B)

IX.  Spread Account Information                                                          $                              %

     Beginning Balance                                                             $23,062,887.76                   9.14312040%

     Deposit to the Spread Account                                                          $0.00                   0.00000000%
     Spread Account Additional Deposit                                                          -                   0.00000000%
     Withdrawal from the Spread Account                                               ($74,008.58)                 -0.02934018%
     Disbursements of Excess                                                       ($1,024,632.81)                 -0.40620851%
     Interest earnings on Spread Account                                              $107,022.42                   0.04242829%
                                                                                ------------------            -----------------

     Sub-Total                                                                     $22,071,268.78                   8.75000000%
     Spread Account Recourse Reduction Amount                                               $0.00                   0.00000000%
                                                                                ==================            =================
     Ending Balance                                                                $22,071,268.78                   8.75000000%
                                                                                ==================            =================


     Specified Balance pursuant to Section 3.03 of the
          Spread Account Agreement among Olympic Financial Ltd.,
          Arcadia Receivables Finance Corp., Financial Security
          Assurance Inc. and Norwest Bank Minnesota, National Association          $22,071,268.78                   8.75000000%
                                                                                ==================            =================

 X.  Trigger Events
     Cumulative Loss and Default Triggers as of June 1, 1997

                                        Loss                         Default                  Loss Event            Default Event
           Month                     Performance                   Performance                of Default             of Default
     -----------------------------------------------------------------------------------------------------------------------------
             3                          1.09%                          2.21%                     1.34%                    2.60%
             6                          2.17%                          4.41%                    24.20%                    5.19%
             9                          3.14%                          6.39%                     3.39%                    7.52%
            12                          4.01%                          8.17%                     4.26%                    9.60%
            15                          5.16%                         10.52%                     5.41%                   12.36%
            18                          6.21%                         12.66%                     6.46%                   14.88%
            21                          7.13%                         14.53%                     7.38%                   17.07%
            24                          7.92%                         16.14%                     8.17%                   18.97%
            27                          8.34%                         17.00%                     8.59%                   19.97%
            30                          8.68%                         17.68%                     8.93%                   20.77%
            33                          8.97%                         18.27%                     9.22%                   21.47%
            36                          9.22%                         18.78%                     9.47%                   22.08%
            39                          9.34%                         19.03%                     9.59%                   22.37%
            42                          9.44%                         19.22%                     9.69%                   22.59%
            45                          9.51%                         19.39%                     9.76%                   22.78%
            48                          9.58%                         19.53%                     9.83%                   22.94%
            51                          9.64%                         19.63%                     9.89%                   23.07%
            54                          9.68%                         19.72%                     9.93%                   23.18%
            57                          9.72%                         19.79%                     9.97%                   23.26%
            60                          9.74%                         19.85%                     9.99%                   23.32%
            63                          9.75%                         19.88%                    10.00%                   23.36%
            66                          9.77%                         19.90%                    10.02%                   23.39%
            69                          9.78%                         19.91%                    10.03%                   23.40%
            72                          9.78%                         19.92%                    10.03%                   23.41%
     -----------------------------------------------------------------------------------------------------------------------------

     Average Delinquency Ratio equal to or greater than 8.00%                                   Yes________           No___x_____

     Cumulative Default Rate (see above table)                                                  Yes________           No___x_____

     Cumulative Net Loss Rate (see above table)                                                 Yes________           No___x_____

     Trigger Event that occurred as of a prior Determination Date
        is Deemed Cured as of current Determination Date                                        Yes________           No___x_____

XI.  Insurance Agreement Events of Default

     To the knowledge of the Servicer, an Insurance Agreement
        Event of Default has occurred                                                           Yes________           No___x_____

     To the knowledge of the Servicer, a Capture Event has occurred and be continuing           Yes________           No___x_____

     To the knowledge of the Servicer, a prior Capture Event has been cured by
        a permanent waiver                                                                      Yes________           No___x_____


     IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                             ARCADIA  FINANCIAL  LTD.

                             By:
                                          ---------------------------------

                             Name:        Scott R. Fjellman
                                          ---------------------------------
                             Title:       Vice President / Securitization
                                          ---------------------------------

                                Page 3 (1997-B)